                                                                  Exhibit 10.15



                             SECURED PROMISSORY NOTE


$9,024,896.72                   New York, New York                June 25, 1999


                  FOR VALUE RECEIVED, the undersigned (jointly and severally, the Borrower) promises to pay to the order of WELSH, CARSON, ANDERSON & STOWE VII, L.P. ("WCAS VII"), at 320 Park Avenue, Suite 2500, New York, NY, 10022 or at such other address as the holder of this Note shall direct, the principal sum of $9,024,896.72, payable on the earlier of the following dates (the Maturity
Date): (i) April 1, 2001, or (ii) the date the Loan and Security Agreement between the Borrower and Lender, dated April 30, 1998 (the Loan Agreement) terminates by its terms or is terminated by either party in accordance with its terms. On the Maturity Date the entire remaining unpaid principal balance of this Note, plus any and all accrued and unpaid interest, shall be due and payable.

                  This Note shall bear interest on the unpaid principal balance hereof from time to time outstanding at a rate equal to the following: The interest rate in effect throughout each calendar month during the term of this Note shall be the thirty day LIBOR Rate in effect on the first day of each month, plus 1.75% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. LIBOR Rate has the meaning set forth in the Loan Agreement.

                  Accrued interest on this Note shall be payable "in kind" monthly, in addition to principal payments provided above, commencing on July 31, 1999, and continuing on the last day of each succeeding month; that is to say, interest shall be paid by the addition to the principal hereof of an amount equal to the amount of such accrued interest. Any accrued interest so added to principal shall bear interest at the same rate as the principal hereunder.

                  Principal of and interest on this Note shall be payable in lawful money of the United States of America. If a payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday, the due date hereof shall be extended to the next succeeding business day, and interest shall be payable thereon during such extension.

                  In the event any payment of principal or interest on this Note is not paid in full when due, or if any other Event of Default (as such term in defined in the Loan Agreement) has occurred and is continuing, or if any other event of default occurs and is continuing under any other present or future instrument, document, or agreement between the Borrower and Lender

 (after expiration of any applicable grace period set forth therein) which would entitle Lender to accelerate the maturity of any indebtedness of Borrower to Lender (collectively, Events of Default), Lender may, at its option, at any time thereafter, declare the entire unpaid principal balance of this Note plus all accrued interest to be immediately due and payable, without notice or demand. The acceptance of any installment of principal or interest by Lender after the time when it becomes due, as herein specified, shall not be held to establish a custom, or to waive any rights of Lender to enforce payment when due of any further installments or any other rights, nor shall any failure or delay to exercise any rights be held to waive the same.

                  All payments hereunder are to be applied first to costs and fees referred to hereunder, second to the payment of accrued interest and the remaining balance to the payment of principal. Any principal prepayment hereunder shall be applied against principal payments in the inverse order of maturity. Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments hereunder.

                  The Borrower agrees to pay all reasonable costs and expenses (including without limitation reasonable attorney's fees) incurred by Lender in connection with or related to this Note, or its enforcement, whether or not suit be brought. The Borrower hereby waives presentment, demand for payment, notice of dishonor, notice of nonpayment, protest, notice of protest, and any and all other notices and demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and the Borrower hereby waives the benefits of any statute of limitations with respect to any action to enforce, or otherwise related to, this Note.

                  This Note is secured by the Loan Agreement and all other present and future security agreements between the Borrower and Lender. Nothing herein shall be deemed to limit any of the terms or provisions of the Loan Agreement or any other present and future document, instrument or agreement, between the Borrower and Lender, and all of Lender's rights and remedies hereunder and thereunder are cumulative.

                  In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

                  No waiver or modification of any of the terms or provisions of this Note shall be valid or binding unless set forth in a writing signed by a duly authorized officer of Lender, and then only to the extent therein specifically set forth. If more than one person executes this Note, their obligations hereunder shall be joint and several.

LENDER AND BORROWER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS NOTE; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN LENDER AND BORROWER; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF LENDER OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR BORROWER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

                  This Note is payable in, and shall be governed by the laws of, the State of New York.


THE CERPLEX GROUP, INC.                     CERPLEX, INC.


By /s/ RICHARD ALSTON                       By /s/ RICHARD ALSTON
  ---------------------------------           ---------------------------------
   President or Vice President                 President or Vice President


By /s/ PHILIP E. PIETROWSKI                By /s/ PHILIP E. PIETROWSKI
  ---------------------------------           ---------------------------------
      Secretary or Ass't Secretary             Secretary or Ass't Secretary




AURORA ELECTRONICS GROUP, INC.              CERPLEX MASS, INC.


By /s/ RICHARD ALSTON                       By /s/ RICHARD ALSTON
  ---------------------------------           ---------------------------------
   President or Vice President                 President or Vice President


By /s/ PHILIP E. PIETROWSKI                By /s/ PHILIP E. PIETROWSKI
  ---------------------------------           ---------------------------------
   Secretary or Ass't Secretary                Secretary or Ass't Secretary